Exhibit 10.3

Promissory Note

Date:

Parties:

•	Company: Marvion Inc.

•	Promisee: Fong Hiu Ching

Note Details:

•	Purpose: The Company promises the Promisee for a Contingency Consideration based on the Share Purchase Agreement signed on 15 August, 2024.

•	Repayment Terms: The Contingency Consideration will be paid out by the Company to the Promisee if the United Warehouse Management Corp. group profit performance reaches its target on the following dates with payment amount stated below:

6-month Period Ended	UWMC business unit net income	Contingency Consideration
31 December, 2024	$120,000	$333,333
30 June, 2025	$135,000	$333,333
31 December, 2025	$146,000	$166,667
30 June, 2026	$158,000	$166,667
31 December, 2026	$170,000	$166,667
30 June, 2027	$183,000	$166,667
31 December, 2027	$195,000	$166,667
30 June, 2028	$205,000	$166,666
31 December, 2028	$218,000	$166,666

Interest Rate: None

[Signature on next page]

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By signing this promissory note, the Company acknowledges its obligation to repay the specified amount to Promisee according to the terms outlined above.

_____________________________________
Chan Sze Yu
Director
Marvion, Inc.

_____________________________________
Fong Hiu Ching
Promisee

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